UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices)                                                             (Zip code)

Peter V. Bonanno, Esq. Goldman, Sachs & Co. 200 West Street New York, New York 10282	Copies to: Geoffrey R.T. Kenyon, Esq. Dechert LLP 200 Clarendon Street 27th Floor Boston, MA 02116-5021

(Name and address of agent for service)

Registrant’s telephone number, including area code:	(312) 655-4400

Date of fiscal year end:	December 31

Date of reporting period:	March 31, 2011

Item 1. Schedule of Investments.

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND
Schedule of Investments
March 31, 2011 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value
Commodity Index Linked Structured Notes(a)(b)(c) — 3.6%
Citigroup Funding, Inc.
$13,000,000	0.048%	01/12/12	$17,154,826
UBS AG(d)
1,000,000	0.098	05/27/11	2,162,221
1,000,000	0.098	05/27/11	1,985,681
330,000	0.098	05/27/11	637,530
1,200,000	0.098	05/27/11	2,121,532
1,500,000	0.098	09/27/11	2,949,922
1,400,000	0.104	11/16/11	2,026,955
1,000,000	0.103	11/23/11	1,348,852
1,300,000	0.103	11/23/11	1,956,642
1,000,000	0.106	01/12/12	1,226,469
3,000,000	0.106	01/12/12	3,958,437
5,000,000	0.109	03/09/12	6,710,220
400,000	0.109	03/09/12	520,906
400,000	0.109	03/09/12	499,374
5,000,000	0.111	03/09/12	5,704,730
5,000,000	0.100	05/29/12	5,401,824

TOTAL COMMODITY INDEX LINKED STRUCTURED NOTES			$56,366,121

Shares	Description	Value
Exchange Traded Fund — 3.9%
1,284,964	iShares MSCI Emerging Markets Index Fund	$62,564,897

Principal	Interest	Maturity
Amount	Rate	Date	Value
U.S. Government Obligations(f) — 72.9%
United States Treasury Bills
$720,000,000	0.000%	04/07/11	$719,995,219
245,000,000	0.000 (g)	05/05/11	244,987,270
195,000,000	0.000	08/18/11	194,898,358

TOTAL U.S. GOVERNMENT OBLIGATIONS			$1,159,880,847

Shares	Rate	Value
Short-term Investment(a) — 5.2%
JPMorgan U.S. Government Money Market Fund — Capital Shares
82,974,174	0.024%	$82,974,174

TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENT		$1,361,786,039

Principal	Interest	Maturity
Amount	Rate	Date	Value
Repurchase Agreement(e) — 13.9%
Barclays PLC
$220,900,000	0.120%	04/01/11	$220,900,000
Maturity Value: $ 220,900,736
Collateralized by United States Treasury Inflation-Protected Securities, 2.375%-2.625%, due 01/15/17-07/15/17 and United States Treasury Notes, 3.875%, due 10/31/12. The aggregate market value of the collateral including accrued interest was 225,318,000.

TOTAL INVESTMENTS — 99.5%			$1,582,686,039

OTHER ASSETS IN EXCESS OF LIABILITIES — 0.5%			8,750,326

NET ASSETS — 100.0%			$1,591,436,365

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a) Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2011.

(b) These Structured Notes take into consideration a leverage factor of 300% on the return of the underlying linked index.

(c) Security is linked to the S&P GSCI Precious Metals Total Return Index (the “GSCI Precious Metals Index”). The GSCI Precious Metals Index represents an unleveraged, long-only investment in commodity futures. The GSCI Precious Metals Index is a part of a series of sub-indices calculated by Standard and Poor’s that represents components of the S&P GSCI from a number of commodity sectors. The GSCI Precious Metals Index comprises gold and silver.

(d) Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $39,211,295, which represents approximately 2.5% of net assets as of March 31, 2011.

(e) Unless noted, all repurchase agreements were entered into on March 31, 2011.

(f) Issued with zero coupon. Income is recognized through the accretion of discount.

(g) All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

Investment Abbreviations:
EUR	— Euro
GBP	— British Pound
JPY	— Japanese Yen
USD	— United States Dollar

For information on the mutual funds, please call our toll-free Shareholder Services Line at 1-800-526-7384 or visit us on the web at www.goldmansachsfunds.com.

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND
Schedule of Investments (continued)
March 31, 2011 (Unaudited)
ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At March 31, 2011, the Fund had outstanding forward foreign currency exchange contracts, both to purchase and sell foreign currencies:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

	Contracts	Expiration	Current	Unrealized
Counterparty	to Buy/Sell	Date	Value	Gain

Morgan Stanley, Inc.	EUR/USD	6/15/11	$40,333,200	$781,299
Societe Generale	USD/JPY	6/15/11	2,405,542	61,370

TOTAL				$842,669

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

	Contracts	Expiration	Current	Unrealized
Counterparty	to Buy/Sell	Date	Value	Loss

Morgan Stanley, Inc.	GBP/USD	6/15/11	$43,170,576	$(302,724)
	JPY/USD	6/15/11	42,848,720	(294,295)
Societe Generale	EUR/USD	6/15/11	2,830,400	(2,620)
	GBP/USD	6/15/11	2,303,766	(33,494)

TOTAL				$(633,133)

FUTURES CONTRACTS — At March 31, 2011, the following futures contracts were open:

	Number of
	Contracts	Expiration	Current	Unrealized
Type	Long (Short)	Date	Value	Gain (Loss)

Dow Jones EURO STOXX 50 Index	1,094	June 2011	$44,093,854	$2,238,716
FTSE 100 Index	498	June 2011	47,010,776	1,822,376
Russell 2000 Mini Index	175	June 2011	14,729,750	773,024
S&P 500 E-mini Index	3,500	June 2011	231,175,000	4,878,590
TSE TOPIX Index	420	June 2011	43,726,857	(2,330,484)
10 Year U.S. Treasury Notes	(3,308)	June 2011	(393,755,375)	(507,517)

TOTAL				$6,874,705

TAX INFORMATION — At March 31, 2011, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax Cost	$1,559,274,243

Gross unrealized gain	25,377,894
Gross unrealized loss	(1,966,098)

Net unrealized security gain	$23,411,796

Additional information regarding the Fund is available in the Fund’s most recent Annual and Semi-Annual Reports to Shareholders. This information is available on the Securities and Exchange Commission’s website (www.sec.gov).

GOLDMAN SACHS COMMODITY STRATEGY FUND
Consolidated Schedule of Investments
March 31, 2011 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value
Mortgage-Backed Obligations — 7.1%
Collateralized Mortgage Obligations — 2.4%
Regular Floater(a) — 1.6%
FDIC Structured Sale Guaranteed Notes Series 2010-S1, Class 1A(b)
$735,620	0.796%	02/25/48	$735,973
National Credit Union Administration Guaranteed Notes Series 2011-R3, Class 1A
2,900,000	0.672	04/09/20	2,900,000
National Credit Union Administration Guaranteed Note Series 2011-R4, Class 1A
3,800,000	0.620	03/06/20	3,800,000
National Credit Union Administration Guaranteed Notes Series 2010-A1, Class A
1,290,883	0.608	12/10/20	1,292,776
National Credit Union Administration Guaranteed Notes Series 2010-R1, Class 1A
1,396,137	0.709	10/07/20	1,398,100
National Credit Union Administration Guaranteed Notes Series 2010-R2, Class 1A
2,421,822	0.629	11/06/17	2,422,578
National Credit Union Administration Guaranteed Notes Series 2011-R2, Class 1A
3,558,750	0.659	03/06/20	3,558,750

			16,108,177

Sequential Fixed Rate — 0.8%
FDIC Structured Sale Guaranteed Notes Series 2010 A-1(b)(c)(d)
1,000,000	0.000	10/25/11	996,960
FNMA REMIC Series 2009-70, Class AL
6,632,641	5.000	08/25/19	7,069,152
National Credit Union Administration Guaranteed Notes Series 2010-R1, Class 2A
411,874	1.840	10/07/20	406,726

			8,472,838

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$24,581,015

Federal Agencies — 4.7%
FHLMC — 0.6%
$2,049	5.000%	09/01/16	$2,185
26,924	5.000	11/01/16	28,708
5,363	5.000	12/01/16	5,719
76,105	5.000	01/01/17	81,274
141,186	5.000	02/01/17	150,980
108,916	5.000	03/01/17	116,471
198,322	5.000	04/01/17	212,080
4,550	5.000	05/01/17	4,865
3,138	5.000	06/01/17	3,355
5,906	5.000	08/01/17	6,316
521,046	5.000	09/01/17	557,192
1,520,846	5.000	10/01/17	1,626,348
1,413,661	5.000	11/01/17	1,511,727
190,845	5.000	12/01/17	204,084
50,361	5.000	01/01/18	53,729
348,413	5.000	02/01/18	371,058
240,803	5.000	03/01/18	256,523

Principal	Interest	Maturity
Amount	Rate	Date	Value
Mortgage-Backed Obligations — (continued)
FHLMC — (continued)
$183,839	5.000%	04/01/18	$196,110
87,293	5.000	05/01/18	93,017
65,839	5.000	06/01/18	70,174
134,983	5.000	07/01/18	143,921
59,883	5.000	08/01/18	63,892
21,076	5.000	10/01/18	22,485
37,018	5.000	11/01/18	39,495
5,546	5.000	02/01/19	5,949
618,117	5.500	01/01/20	667,759

			6,495,416

FNMA — 4.1%
499,373	4.000	12/01/14	521,265
607,617	4.000	02/01/15	628,627
1,069,925	4.000	03/01/15	1,116,650
198,928	5.000	09/01/17	212,756
1,781,350	5.000	10/01/17	1,905,176
9,463,078	5.000	12/01/17	10,120,876
4,530,495	5.000	01/01/18	4,847,271
4,787,303	5.000	02/01/18	5,129,891
3,189,162	5.000	03/01/18	3,415,764
5,106,343	5.000	04/01/18	5,467,414
351,749	5.000	05/01/18	376,920
353,798	5.000	06/01/18	379,117
7,162	5.500	01/01/19	7,776
125,507	5.500	02/01/19	136,257
120,426	5.500	03/01/19	130,740
82,072	5.500	04/01/19	89,101
56,488	5.500	05/01/19	61,327
220,382	5.500	06/01/19	239,258
789,532	5.500	07/01/19	857,158
774,227	5.500	08/01/19	840,487
676,754	5.500	09/01/19	734,639
177,627	5.500	10/01/19	192,842
204,108	5.500	11/01/19	221,591
287,487	5.500	12/01/19	312,111
32,040	5.500	01/01/20	34,784
15,741	5.500	06/01/20	17,079
3,930,446	5.500	07/01/20	4,256,857
261,756	5.000	03/01/38	274,048
258,824	5.000	04/01/38	270,978
74,839	4.000	02/01/40	73,839

			42,872,599

TOTAL FEDERAL AGENCIES			$49,368,015

TOTAL MORTGAGE-BACKED OBLIGATIONS			$73,949,030

Agency Debentures — 1.4%
FHLB
$12,000,000	1.375%	05/16/11	$12,019,116
2,800,000	1.750	08/22/12	2,847,236

TOTAL AGENCY DEBENTURES			$14,866,352

GOLDMAN SACHS COMMODITY STRATEGY FUND
Consolidated Schedule of Investments (continued)
March 31, 2011 (Unaudited)

Principal	Interest		Maturity
Amount	Rate		Date	Value
Asset-Backed Securities — 0.0%
Home Equity — 0.0%
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 1A1
$180,538	7.000%		09/25/37	$131,561
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 2A1
231,326	7.000		09/25/37	161,949

TOTAL ASSET-BACKED SECURITIES				$293,510

Government Guarantee Obligations(d) — 3.8%
Citibank NA
$11,000,000	1.375%		08/10/11	$11,047,124
Citigroup Funding, Inc.
7,400,000	0.634	(a)	04/30/12	7,432,545
1,800,000	1.875		10/22/12	1,834,193
General Electric Capital Corp.
2,200,000	0.510	(a)	03/12/12	2,207,408
7,400,000	0.480	(a)	06/01/12	7,420,128
7,800,000	2.625		12/28/12	8,051,727
U.S. Central Federal Credit Union
1,400,000	1.250		10/19/11	1,408,051

TOTAL GOVERNMENT GUARANTEE OBLIGATIONS				$39,401,176

U.S. Treasury Obligations — 10.0%
United States Treasury Bonds
$200,000	4.750%		02/15/41	$207,874
United States Treasury Bills(c)
25,000,000	0.000		04/21/11	24,999,306
25,000,000	0.000	(e)	07/21/11	24,991,907
United States Treasury Notes
9,900,000	1.000		03/31/12	9,964,944
17,600,000	0.625		06/30/12	17,646,817
600,000	2.125		02/29/16	598,158
5,150,000	2.250		03/31/16	5,155,819
7,000,000	2.625		11/15/20	6,532,470
13,800,000	3.625		02/15/21	13,996,236
United States Treasury Principal-Only STRIPS(c)
700,000	0.000		11/15/26	351,344

TOTAL U.S. TREASURY OBLIGATIONS				$104,444,875

Shares	Rate	Value
Short-term Investment(a) — 61.4%
JPMorgan U.S. Government Money Market Fund — Capital Shares
641,102,967	0.024%	$641,102,967

TOTAL INVESTMENTS — 83.7%		$874,057,910

OTHER ASSETS IN EXCESS OF LIABILITIES — 16.3%		170,233,603

NET ASSETS — 100.0%		$1,044,291,513

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a) Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2011.

(b) Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $1,732,933, which represents approximately 0.2% of net assets as of March 31, 2011.

(c) Issued with zero coupon. Income is recognized through the accretion of discount.

(d) Guaranteed under the Federal Deposit Insurance Corporation’s (“FDIC”) Temporary Liquidity Guarantee Program and is backed by the full faith and credit of the United States. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or June 30, 2012.

(e) All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

Investment Abbreviations:
FHLB	—	Federal Home Loan Bank
FHLMC	—	Federal Home Loan Mortgage Corp.
FNMA	—	Federal National Mortgage Association
LIBOR	—	London Interbank Offered Rate
REMIC	—	Real Estate Mortgage Investment Conduit
STRIPS	—	Separate Trading of Registered Interest and Principal of Securities

For information on the mutual funds, please call our toll-free Shareholder Services Line at 1-800-526-7384 or visit us on the web at www.goldmansachsfunds.com.

GOLDMAN SACHS COMMODITY STRATEGY FUND
Consolidated Schedule of Investments (continued)
March 31, 2011 (Unaudited)
ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At March 31, 2011, the following futures contracts were open:

	Number of
	Contracts	Expiration	Current	Unrealized
Type	Long (Short)	Date	Value	Gain (Loss)

Eurodollars	(80)	June 2011	$(19,928,000)	$(152,491)
Eurodollars	(80)	September 2011	(19,908,000)	(187,358)
Eurodollars	(80)	December 2011	(19,879,000)	(215,763)
Eurodollars	(80)	March 2012	(19,829,000)	(217,708)
U.S. Treasury Bonds	(30)	June 2011	(3,605,625)	3,078
5 Year U.S. Treasury Notes	188	June 2011	21,956,344	(180,600)
10 Year U.S. Treasury Notes	(7)	June 2011	(833,219)	(2,106)

TOTAL				$(952,948)

SWAP CONTRACTS — At March 31, 2011, the Fund had outstanding swap contracts with the following terms:

INTEREST RATE SWAP CONTRACTS

		Rates Exchanged
						Upfront
	Notional		Payments	Payments		Payments made
	Amount	Termination	received by	made by	Market	(Received) by	Unrealized
Counterparty	(000’s)(a)	Date	the Fund	the Fund	Value	the Fund	Gain (Loss)

Bank of America, NA	$3,200	06/15/16	3 Month LIBOR	1.750%	$127,290	$128,871	$(1,581)
Deutsche Bank AG	20,600	06/15/16	3 Month LIBOR	1.750	819,428	443,356	376,072
	7,800	06/15/21	3 Month LIBOR	2.750	607,638	765,703	(158,065)
JPMorgan Chase Bank, NA	1,300	06/15/16	3 Month LIBOR	1.750	51,711	50,776	935
	8,100	06/15/21	3 Month LIBOR	2.750	631,009	129,701	501,308
Morgan Stanley & Co., Inc.	11,000	06/15/16	3 Month LIBOR	1.750	437,559	469,466	(31,907)

TOTAL					$2,674,635	$1,987,873	$686,762

(a) Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2011.

GOLDMAN SACHS COMMODITY STRATEGY FUND
Consolidated Schedule of Investments (continued)
March 31, 2011 (Unaudited)
ADDITIONAL INVESTMENT INFORMATION (continued)

TOTAL RETURN SWAP CONTRACTS ON COMMODITY INDICES(a)

		Notional
		Amount	Rate Paid by	Termination	Market
Counterparty	Reference Obligation	(000’s)	the Fund	Date	Value(b)

Merrill Lynch & Co., Inc.	Merrill Lynch Commodity Index Extra GB6 Excess Return Index
		$14,000	0.40%	06/28/11	$1,656,684
		13,197	0.40	06/28/11	536,732
		10,376	0.40	06/28/11	421,998
		10,000	0.40	06/28/11	180,950
		9,290	0.40	06/28/11	377,847
		6,243	0.40	06/28/11	253,920
		8,310	0.40	06/28/11	337,975
		7,734	0.40	06/28/11	314,532
		7,500	0.40	06/28/11	214,505
		279,351	0.42	06/28/11	11,361,416
		11,364	0.42	06/28/11	462,174
		6,320	0.42	06/28/11	257,053
UBS AG	S&P GSCI Total Return Index 3 Month Forward	181,738	0.35	05/18/11	7,344,897
	UBS Investment Bank GF6 Total Return Index	255,460	0.40	10/12/11	8,807,372
		185,000	0.40	10/12/11	2,840,251

TOTAL					$35,368,306

(a) The Fund receives monthly payments based on any positive monthly return of the Reference Obligation. The Fund makes payments on any negative monthly return of such Reference Obligation.

(b) There are no upfront payments on the swap contracts listed above, therefore the unrealized gains (losses) on the swap contracts are equal to their market value.

TAX INFORMATION — At March 31, 2011, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax Cost	$873,257,764

Gross unrealized gain	1,099,671
Gross unrealized loss	(299,525)

Net unrealized security gain	$800,146

Additional information regarding the Fund is available in the Fund’s most recent Annual and Semi-Annual Reports to Shareholders. This information is available on the Securities and Exchange Commission’s website (www.sec.gov).

GOLDMAN SACHS DYNAMIC ALLOCATION FUND
Schedule of Investments
March 31, 2011 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value
Commodity Index Linked Structured Notes(a)(b) — 11.2%
Bank of America Corp.(c)
$2,000,000	0.000%	01/30/12	$2,459,220
7,700,000	0.010	04/02/12	8,051,004
Barclays Bank PLC(d)
5,000,000	0.098	01/30/12	5,368,220
UBS AG(c)(d)
1,500,000	0.098	08/29/11	2,875,987
2,000,000	0.096	01/30/12	2,462,063
5,000,000	0.110	04/02/12	5,228,723

TOTAL COMMODITY INDEX LINKED STRUCTURED NOTES			$26,445,217

Shares	Description	Value
Exchange Traded Fund — 17.0%
822,189	iShares MSCI Emerging Markets Index Fund	$40,032,382

Principal	Interest	Maturity
Amount	Rate	Date	Value
U.S. Treasury Obligation(e) — 20.6%
United States Treasury Inflation Indexed Bond
$47,899,738	1.125%	01/15/21	$48,663,260

Shares	Rate	Value
Short-term Investment(a) — 54.2%
JPMorgan U.S. Government Money Market Fund — Capital Shares
127,764,033	0.024%	$127,764,033

TOTAL INVESTMENTS — 103.0%		$242,904,892

LIABILITIES IN EXCESS OF OTHER ASSETS — (3.0)%		(7,057,091)

NET ASSETS — 100.0%		$235,847,801

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a) Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2011.

(b) Security is linked to the Dow Jones-UBS Commodity Index Total Return (the “DJ-UBSCI Total Return”). The DJ-UBSCI Total Return is a composite of commodity sector returns, representing an unleveraged, long-only investment in commodity futures that is diversified across the spectrum of commodities. The
DJ-UBSCI Total Return is composed of nineteen commodities in eight diverse sectors: energy, petroleum, precious metals, industrial metals, grains, livestock, softs and agriculture.

(c) These Structured Notes take into consideration a leverage factor of 300% on the return of the underlying linked index.

(d) Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $15,934,993, which represents approximately 6.8% of net assets as of March 31, 2011.

(e) All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

For information on the mutual funds, please call our toll-free Shareholder Services Line at 1-800-526-7384 or visit us on the web at www.goldmansachsfunds.com.

GOLDMAN SACHS DYNAMIC ALLOCATION FUND
Schedule of Investments (continued)
March 31, 2011 (Unaudited)
ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At March 31, 2011, the following futures contracts were open:

	Number of
	Contracts	Expiration	Current	Unrealized
Type	Long (Short)	Date	Value	Gain (Loss)

CAC 40 Index	(2)	April 2011	$(113,121)	$(186)
Euro-Bund	(18)	June 2011	(3,093,804)	5,337
FTSE 100 Index	(2)	June 2011	(188,798)	(343)
Long Gilt	(4)	June 2011	(751,857)	(3,882)
OMX Stockholm 30 Index	(2)	April 2011	(35,528)	(85)
S&P 500 E-mini Index	902	June 2011	59,577,100	1,312,968
S&P/TSX 60 Index	(1)	June 2011	(166,539)	(2,124)
SPI 200 Index	(1)	June 2011	(125,803)	(2,974)
10 Year Australian Treasury Bonds	(1)	June 2011	(107,373)	171
10 Year Canadian Government Bonds	(2)	June 2011	(247,550)	(59)
10 Year Japanese Government Bonds	(3)	June 2011	(5,033,061)	(34,911)
10 Year U.S. Treasury Notes	897	June 2011	106,771,031	375,583

TOTAL				$1,649,495

SWAP CONTRACTS — At March 31, 2011, the Fund had outstanding swap contracts with the following terms:

CREDIT DEFAULT SWAP CONTRACTS

					Credit		Upfront
			Rates		Spread at		Payments
		Notional	Received		March 31,		Made
		Amount	(Paid) by the	Termination	2011(a) (Basis	Market	(Received) by	Unrealized
Counterparty	Reference Obligation	(000’s)	Fund	Date	Points)	Value	the Fund	Gain (Loss)

Protection Purchased:
Credit Suisse	CDX North America
International	High Yield Index	$27,700	(5.00)%	06/20/16	448	$(658,875)	$(570,713)	$(88,162)
	CDX North America
	High Yield Index	2,200	(5.00)	06/20/16	448	(52,329)	(45,328)	(7,001)

TOTAL						$(711,204)	$(616,041)	$(95,163)

(a) A credit spread on the Referenced Obligation, together with the term of swap contract, is an indicator of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and term of the swap contract increase.

TAX INFORMATION — At March 31, 2011, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax Cost	$237,404,572

Gross unrealized gain	5,798,999
Gross unrealized loss	(298,679)

Net unrealized security gain	$5,500,320

Additional information regarding the Fund is available in the Fund’s most recent Annual and Semi-Annual Reports to Shareholders. This information is available on the Securities and Exchange Commission’s website (www.sec.gov).

GOLDMAN SACHS INTERNATIONAL REAL ESTATE SECURITIES FUND
Schedule of Investments
March 31, 2011 (Unaudited)

Shares	Description	Value
Common Stocks — 98.8%
Australia — 12.2%
1,365,997	Bunnings Warehouse Property Trust (REIT) (Retail)	$2,420,860
7,777,817	CFS Retail Property Trust (REIT) (Retail)	14,803,488
2,172,382	Commonwealth Property Office Fund (REIT) (Office)	1,932,086
2,351,713	GPT Group (REIT) (Diversified)	7,634,318
1,482,530	Stockland Corp. Ltd. (REIT) (Diversified)	5,687,319
889,523	Valad Property Group (REIT) (Office)*	1,097,060
1,388,456	Westfield Group (REIT) (Retail)	13,407,692

		46,982,823

Austria — 1.5%
905,900	Atrium European Real Estate Ltd. (Retail)	5,680,775

Canada — 8.0%
318,900	Allied Properties Real Estate Investment Trust (REIT) (Office)	7,236,514
187,600	Dundee Real Estate Investment Trust (REIT) (Office)	6,404,910
348,300	Homburg Canada Real Estate Investment Trust (REIT) (Diversified)	4,375,754
1,164,400	InnVest Real Estate Investment Trust (REIT) (Hotels)	8,323,148
359,900	TransGlobe Apartment REIT (REIT) (Diversified)	4,317,315

		30,657,641

China — 6.9%
6,482,000	China Resources Land Ltd. Class H (Diversified)	12,123,432
10,761,000	KWG Property Holding Ltd. Class H (Residential)	8,691,779
4,004,000	Shimao Property Holdings Ltd. Class H (Diversified)	5,669,108

		26,484,319

France — 10.9%
51,355	Fonciere Des Regions (REIT) (Diversified)	5,470,258
40,038	Klepierre SA (REIT) (Retail)	1,624,656
169,816	Nexity SA (Residential)	8,413,092
52,147	Societe Immobiliere de Location pour l’Industrie et le Commerce (REIT) (Office)	7,308,980
87,159	Unibail-Rodamco SE (REIT) (Diversified)	18,890,313

		41,707,299

Germany — 0.5%
127,153	Alstria Office REIT-AG (Office)	1,767,774

Hong Kong — 21.9%
2,906,000	Hang Lung Properties Ltd. (Retail)	12,745,636
2,211,000	Henderson Land Development Co. Ltd. (Diversified)	15,321,182
1,521,000	Hongkong Land Holdings Ltd. (Office)	10,653,219
1,215,500	Kerry Properties Ltd. (Diversified)	6,080,094

Shares	Description	Value
Common Stocks — (continued)
Hong Kong — (continued)
1,876,475	Sun Hung Kai Properties Ltd. (Diversified)	$29,715,911
1,361,000	The Wharf (Holdings) Ltd. (Diversified)	9,374,312

		83,890,354

Japan — 16.3%
244	Frontier Real Estate Investment Corp. (REIT) (Diversified)	2,167,351
86,520	Goldcrest Co. Ltd. (Diversified)	1,693,674
1,193,000	Mitsubishi Estate Co. Ltd. (Diversified)	20,160,572
552,000	Mitsui Fudosan Co. Ltd. (Office)	9,074,024
844	Nippon Building Fund, Inc. (REIT) (Office)	8,227,351
200,700	Nomura Real Estate Holdings, Inc. (Diversified)	3,041,101
335,000	Sumitomo Realty & Development Co. Ltd. (Office)	6,698,761
496,800	The Sankei Building Co. Ltd. (Diversified)	2,944,115
6,766	United Urban Investment Corp. (REIT) (Diversified)	8,506,963

		62,513,912

Norway — 1.6%
3,297,081	Norwegian Property ASA (Diversified)*	6,064,637

Poland — 1.5%
760,285	Globe Trade Centre SA (Diversified)*	5,697,604

Singapore — 5.9%
7,110,000	CapitaLand Ltd. (Residential)	18,612,920
2,771,000	Global Logistic Properties Ltd. (Industrial)*	4,111,845

		22,724,765

Sweden — 0.4%
148,143	Hufvudstaden AB Class A (Diversified)	1,761,322

Switzerland — 1.9%
89,605	PSP Swiss Property AG (Registered) (Office)*	7,368,523

United Kingdom — 9.3%
334,788	Derwent London PLC (REIT) (Office)	8,821,333
1,418,671	Hammerson PLC (REIT) (Retail)	10,171,126
89,897	Intercontinental Hotels Group PLC (Hotels)	1,842,241
519,691	Land Securities Group PLC (REIT) (Diversified)	6,108,102
2,223,907	Metric Property Investments PLC (REIT) (Retail)*	3,897,594
999,579	Safestore Holdings PLC (Industrial)	2,453,393
971,928	Songbird Estates PLC (Office)*	2,245,200

		35,538,989

TOTAL COMMON STOCKS		$378,840,737

GOLDMAN SACHS INTERNATIONAL REAL ESTATE SECURITIES FUND
Schedule of Investments (continued)
March 31, 2011 (Unaudited)

		Expiration
Units	Description	Month	Value
Warrant* — 0.0%
Hong Kong — 0.0%
409,600	Henderson Land Development Co. Ltd. (Diversified)	06/11	$24,222

Shares	Rate	Value
Short-term Investment(a) — 4.3%
JPMorgan U.S. Government Money Market Fund — Capital Shares
16,586,504	0.024%	$16,586,504

TOTAL INVESTMENTS — 103.1%		$395,451,463

LIABILITIES IN EXCESS OF OTHER ASSETS — (3.1)%		(11,949,607)

NET ASSETS — 100.0%		$383,501,856

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

* Non-income producing security.

(a) Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2011.

Investment Abbreviation:
REIT	— Real Estate Investment Trust

For information on the mutual funds, please call our toll-free Shareholder Services Line at 1-800-526-7384 or visit us on the web at www.goldmansachsfunds.com.

GOLDMAN SACHS INTERNATIONAL REAL ESTATE SECURITIES FUND
Schedule of Investments (continued)
March 31, 2011 (Unaudited)
ADDITIONAL INVESTMENT INFORMATION

TAX INFORMATION — At March 31, 2011, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax Cost	$386,499,884

Gross unrealized gain	64,168,827
Gross unrealized loss	(55,217,248)

Net unrealized security gain	$8,951,579

Additional information regarding the Fund is available in the Fund’s most recent Annual and Semi-Annual Reports to Shareholders. This information is available on the Securities and Exchange Commission’s website (www.sec.gov).

GOLDMAN SACHS REAL ESTATE SECURITIES FUND
Schedule of Investments
March 31, 2011 (Unaudited)

Shares	Description	Value
Common Stocks — 98.1%
Commercial — 32.3%
196,082	Alexandria Real Estate Equities, Inc. (REIT)	$15,288,514
285,763	AMB Property Corp. (REIT)	10,278,895
315,497	Boston Properties, Inc. (REIT)	29,924,890
876,965	Brookfield Properties Corp.	15,539,820
212,841	Corporate Office Properties Trust (REIT)	7,692,074
267,621	Digital Realty Trust, Inc. (REIT)	15,559,485
208,019	Douglas Emmett, Inc. (REIT)	3,900,356
784,284	Duke Realty Corp. (REIT)	10,987,819
46,288	EastGroup Properties, Inc. (REIT)	2,035,283
302,894	Kilroy Realty Corp. (REIT)	11,761,374
505,811	Liberty Property Trust (REIT)	16,641,182
928,190	ProLogis (REIT)	14,832,476
59,520	SL Green Realty Corp. (REIT)	4,475,904
411,883	Vornado Realty Trust (REIT)	36,039,763

		194,957,835

Health Care — 11.3%
897,360	HCP, Inc. (REIT)	34,045,838
232,824	Health Care REIT, Inc. (REIT)	12,209,291
403,290	Ventas, Inc. (REIT)	21,898,647

		68,153,776

Leisure — 6.9%
451,012	DiamondRock Hospitality Co. (REIT)	5,037,804
1,699,397	Host Hotels & Resorts, Inc. (REIT)	29,926,381
242,418	LaSalle Hotel Properties (REIT)	6,545,286

		41,509,471

Multifamily — 16.4%
379,543	American Campus Communities, Inc. (REIT)	12,524,919
103,004	AvalonBay Communities, Inc. (REIT)	12,368,721
328,838	Camden Property Trust (REIT)	18,684,575
650,142	Equity Residential (REIT)	36,674,510
106,843	Essex Property Trust, Inc. (REIT)	13,248,532
99,900	Home Properties, Inc. (REIT)	5,889,105

		99,390,362

Other — 0.8%
615,986	MFA Financial, Inc. (REIT)	5,051,085

Retail — 24.1%
560,429	CBL & Associates Properties, Inc. (REIT)	9,762,673
626,893	Developers Diversified Realty Corp. (REIT)	8,776,502
428,495	General Growth Properties, Inc. (REIT)*	6,633,103
1,514,891	Kimco Realty Corp. (REIT)	27,783,101
656,871	Simon Property Group, Inc. (REIT)	70,390,296
494,486	Tanger Factory Outlet Centers, Inc. (REIT)	12,975,313
187,055	The Macerich Co. (REIT)	9,264,834

		145,585,822

Shares	Description	Value
Common Stocks — (continued)
Self Storage — 6.3%
343,049	Public Storage, Inc. (REIT)	$38,047,564

TOTAL COMMON STOCKS		$592,695,915

Shares	Rate	Value
Short-term Investment(a) — 1.4%
JPMorgan U.S. Government Money Market Fund — Capital Shares
8,754,285	0.024%	$8,754,285

TOTAL INVESTMENTS — 99.5%		$601,450,200

OTHER ASSETS IN EXCESS OF LIABILITIES — 0.5%		2,742,539

NET ASSETS — 100.0%		$604,192,739

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

* Non-income producing security.

(a) Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2011.

Investment Abbreviation:
REIT	— Real Estate Investment Trust

For information on the mutual funds, please call our toll-free Shareholder Services Line at 1-800-526-7384 or visit us on the web at www.goldmansachsfunds.com.

GOLDMAN SACHS REAL ESTATE SECURITIES FUND
Schedule of Investments (continued)
March 31, 2011 (Unaudited)
ADDITIONAL INVESTMENT INFORMATION

TAX INFORMATION — At March 31, 2011, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax Cost	$454,283,487

Gross unrealized gain	152,519,705
Gross unrealized loss	(5,352,992)

Net unrealized security gain	$147,166,713

Additional information regarding the Fund is available in the Fund’s most recent Annual and Semi-Annual Reports to Shareholders. This information is available on the Securities and Exchange Commission’s website (www.sec.gov).

GOLDMAN SACHS SELECT SATELLITE FUNDS
Schedule of Investments
March 31, 2011 (Unaudited)
NOTES TO THE SCHEDULE OF INVESTMENTS
Investment Valuation — The investment valuation policy of the Funds is to value investments at market value. Investments in equity securities and investment companies traded on a foreign securities exchange are valued daily at fair value determined by an independent fair value service (if available) under valuation procedures approved by the trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the United States (“U.S.”) securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchanges. While the independent fair value service may not take into account market or security specific information, under the valuation procedures, these securities might also be fair valued by Goldman Sachs Asset Management, L.P. (“GSAM”) by taking into consideration market or security specific information as discussed below.
     Investments in equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. Investments in equity securities and investment companies traded on a foreign securities exchange for which an independent fair value service cannot provide a quote are valued daily at their last sale price or official closing price on the principal exchange on which they are traded. If no sale occurs, such securities and investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Debt securities for which market quotations are readily available are valued on the basis of quotations furnished by an independent pricing service approved by the trustees or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. If accurate quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the trustees. Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. In the absence of market quotations, broker quotes will be utilized or the security will be fair valued. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share (“NAV”) of the investment company on the valuation date. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates market value.
     GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Funds’ NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man-made disasters or acts of God; armed conflicts; government actions or other developments; as well as the same or similar events which may affect specific issuers or the securities

GOLDMAN SACHS SELECT SATELLITE FUNDS
Schedule of Investments (continued)
March 31, 2011 (Unaudited)
NOTES TO THE SCHEDULE OF INVESTMENTS (continued)
markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; low trading volume; and trading limits or suspensions.
Fair Value of Investments — The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). Accounting principles generally accepted in the United States of America (“GAAP”) establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are described below:
Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;
Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar securities, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;
Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).
     The following is a summary of the Funds’ investments and derivatives categorized in the fair value hierarchy as of March 31, 2011:

ABSOLUTE RETURN TRACKER
Investment Type	Level 1	Level 2	Level 3

Assets
Fixed Income
Commodity Index Linked Structured Notes	$—	$56,366,121	$—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	1,159,880,847	—	—
Common Stock and/or Other Equity Investments	62,564,897	—	—
Short-term Investments	82,974,174	220,900,000	—

Total	$1,305,419,918	$277,266,121	$—

Derivatives Type

Assets
Futures Contracts	$9,712,706	$—	$—
Forward Foreign Currency Exchange Contracts	—	842,669	—

Liabilities
Futures Contracts	$(2,838,001)	$—	$—
Forward Foreign Currency Exchange Contracts	—	(633,133)	—

GOLDMAN SACHS SELECT SATELLITE FUNDS
Schedule of Investments (continued)
March 31, 2011 (Unaudited)
NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

COMMODITY STRATEGY
Investment Type	Level 1	Level 2	Level 3

Assets
Fixed Income
Mortgage-Backed Obligations	$—	$73,949,030	—
U.S Treasury Obligations and/or Other U.S. Government Agencies	104,444,875	14,866,352	—
Asset-Backed Securities	—	293,510	—
Government Guarantee Obligations	—	39,401,176	—
Short-term Investment	641,102,967	—	—

Total	$745,547,842	$128,510,068	$—

Derivatives Type

Assets
Futures Contracts	$3,078	$—	$—
Interest Rate Swap Contracts	—	2,674,634
Total Return Swap Contracts	—	35,368,306	—

Total	$3,078	$38,042,940	$—

Liabilities
Futures Contracts	$(956,026)	$—	$—

DYNAMIC ALLOCATION
Investment Type	Level 1	Level 2	Level 3

Assets
Fixed Income
Commodity Index Linked Structured Notes	$—	$26,445,217	$—
U.S Treasury Obligations and/or Other U.S. Government Agencies	48,663,260	—	—
Common Stock and/or Other Equity Investments	40,032,382
Short-term Investment	127,764,033	—	—

Total	$216,459,675	$26,445,217	$—

Derivatives Type

Assets
Futures Contracts	$1,694,059	$—	$—

Liabilities
Futures Contracts	$(44,564)	$—	$—
Credit Default Swap Contracts	—	(711,204)	—

INTERNATIONAL REAL ESTATE SECURITIES
Investment Type	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments	$30,657,641	$348,207,318 (a)	$—
Short-term Investment	16,586,504	—	—

Total	$47,244,145	$348,207,318	$—

(a) To adjust for the time difference between local market close and the calculation of net asset value, the Fund utilizes fair value model prices for international equities provided by an independent fair value service resulting in a Level 2 classification.

GOLDMAN SACHS SELECT SATELLITE FUNDS
Schedule of Investments (continued)
March 31, 2011 (Unaudited)
NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

REAL ESTATE SECURITIES
Investment Type	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments	$592,695,915	$—	$—
Short-term Investment	8,754,285	—	—

Total	$601,450,200	$—	$—

Commodity Index-Linked Structured Notes — The Absolute Return Tracker, Commodity Strategy and Dynamic Allocation Funds may invest in structured notes whose values are based on the price movements of a commodity index. These commodity index-linked structured notes are valued daily by the issuing counterparties under procedures approved by the trustees. The value of these notes will rise and fall in response to changes in the underlying commodity or related index or investment. These notes are often leveraged, increasing the volatility of each note’s value relative to the change in the underlying linked index. Commodity index-linked investments may be more volatile and less liquid than the underlying index and their value may be affected by the performance of commodities as well as other factors including liquidity, quality, maturity and other economic variables. These notes are subject to prepayment, credit and interest rate risks. These notes have an automatic redemption feature if the underlying index declines from the entrance date by the amount specified in the agreement. The Funds have the option to request prepayment from the issuer at any time. Interim payments received are recorded as net realized gains, and at maturity, or when a structured note is sold, the Funds record a realized gain or loss.
Foreign Currency Translations — The books and records of the Funds are accounted for in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars based upon 4:00 p.m. Eastern Time exchange rates; and (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions as of 4:00 p.m. Eastern Time.
     Net realized and unrealized gain (loss) on foreign currency transactions represents: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies; (ii) currency gains and losses between trade date and settlement date on investment security transactions and forward foreign currency exchange contracts; and (iii) gains and losses from the difference between amounts of dividends, interest and foreign withholding taxes recorded and the amounts actually received. The effect of changes in foreign currency exchange rates on securities and derivative instruments is included with the net realized and change in unrealized gain (loss) on investments on the Statements of Operations, however, the effect of changes in foreign currency exchange rates on fixed income securities sold during the period is included with the net realized gain (loss) on foreign currency related transactions. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included as an increase or decrease in unrealized gain (loss) on translation of assets and liabilities denominated in foreign currencies.
Forward Foreign Currency Exchange Contracts — The Funds may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions, portfolio positions or to seek to increase total return. All contracts are marked to market daily at the applicable forward rate. Unrealized gains or losses on forward foreign currency exchange contracts are recorded by the Funds on a daily basis and realized gains or losses are recorded on the settlement date of a contract.

GOLDMAN SACHS SELECT SATELLITE FUNDS
Schedule of Investments (continued)
March 31, 2011 (Unaudited)
NOTES TO THE SCHEDULE OF INVESTMENTS (continued)
     Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.
     The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. The Funds must set aside liquid assets, or engage in other appropriate measures to cover their obligations under these contracts.
Futures Contracts — The Funds may purchase or sell futures contracts to hedge against changes in interest rates, securities prices, currency exchange rates, or to seek to increase total return. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Funds deposit cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Funds equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset in unrealized gains or losses. The Funds recognize a realized gain or loss when a contract is closed or expires.
     The use of futures contracts involves, to varying degrees, elements of market and counterparty risk which may exceed the amounts recognized in the Statements of Assets and Liabilities. Futures contracts may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day. Changes in the value of a futures contract may not directly correlate with changes in the value of the underlying securities. These risks may decrease the effectiveness of the Funds’ strategies and potentially result in a loss. The Funds must set aside liquid assets, or engage in other appropriate measures, to cover their obligations under these contracts.
Investments in Derivatives — The Funds may make investments in derivative instruments, including, but not limited to options, futures, swaps, swaptions and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over the counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivatives also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument.
     As of March 31, 2011, the Funds held certain derivative contract types. These instruments were used to meet the Funds’ investment objectives and to manage exposure related to the risks below. The following table sets forth, by certain risk types, the gross value of the Funds’ derivative contracts for trading activities as of March 31, 2011. The values in the table below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

GOLDMAN SACHS SELECT SATELLITE FUNDS
Schedule of Investments (continued)
March 31, 2011 (Unaudited)
NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

Fund	Risk	Assets	Liabilities

Absolute Return Tracker	Currency	$842,669	$(633,133)
	Equity	9,712,706	(2,330,484)
	Interest Rate	—	(507,517)

Total		$10,555,375	$(3,471,134)

Commodity Strategy	Commodity	$35,368,306	$—
	Interest Rate	2,677,712	(956,026)

Total		$38,046,018	$(956,026)

Dynamic Allocation	Credit	$—	$(711,204)
	Equity	1,312,968	(5,712)
	Interest Rate	381,091	(38,852)

Total		$1,694,059	$(755,768)

Mortgage-Backed and Asset-Backed Securities — The Commodity Strategy, Dynamic Allocation, Real Estate Securities and International Real Estate Securities Funds may invest in mortgage-backed and/or asset-backed securities. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real property. These securities may include mortgage pass-through securities, collateralized mortgage obligations, real estate mortgage investment conduit pass-through or participation certificates and stripped mortgage-backed securities. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities also include home equity line of credit loans and other second-lien mortgages.
     The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers. Early repayment of principal on mortgage-backed or asset-backed securities may expose a Fund to the risk of earning a lower rate of return upon reinvestment of principal. Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral. In addition, while mortgage-backed and asset-backed securities may be supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers, if any, will meet their obligations.
     Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all of the interest payments (the interest-only, or “IO” and/or the high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all of the principal payments (the principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security through maturity. These adjustments are included in interest income. Payments received for PO’s are treated as a proportionate reduction to the cost basis of the securities and excess amounts are recorded as gains.
Mortgage Dollar Rolls — The Funds may enter into mortgage dollar rolls (“dollar rolls”) in which the Funds sell securities in the current month for delivery and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Funds treat dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale.

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March 31, 2011 (Unaudited)
NOTES TO THE SCHEDULE OF INVESTMENTS (continued)
     During the settlement period between sale and repurchase, the Funds will not be entitled to accrue interest and principal payments on the securities sold. Dollar roll transactions involve the risk that the market value of the securities sold by the Funds may decline below the repurchase price of those securities. In the event the buyer of the securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Funds’ use of proceeds from the transaction may be restricted pending a determination by, or with respect to, the other counterparty.
Repurchase Agreements — The Funds may enter into repurchase agreements which involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. If the seller defaults or becomes insolvent, realization of the collateral by the Fund may be delayed or limited and there may be a decline in the value of the collateral during the period while the Fund seeks to assert its rights.
Short Sales — The Absolute Return Tracker and Dynamic Allocation Funds may engage in short selling. In these transactions, the Funds sell a financial instrument they do not own in anticipation of a decline in the market value of the instrument, then must borrow the instrument to make delivery to the buyer. The Funds are obligated to replace the financial instrument borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the instrument was sold by the Funds, which may result in a loss or gain, respectively. Unlike purchasing a financial instrument like a stock, where potential losses are limited to the purchase price and there is no upside limit on potential gain, short sales involve no cap on maximum losses, while gains are limited to the price of the stock at the time of the short sale. Liabilities for securities sold short are reported at market value on the Statements of Assets and Liabilities and the change in market value is recorded as unrealized gain or loss on the Statements of Operations. The Funds will record a realized loss if the price of the security increases between the date of the short sale and the date on which the Funds close the short position. The Funds will record a realized gain if the price of the security declines between those dates.

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March 31, 2011 (Unaudited)
NOTES TO THE SCHEDULE OF INVESTMENTS (continued)
     The Funds may, during the term of any short sale, withdraw the cash proceeds of such short sale and use these cash proceeds to purchase additional securities or for any other purposes of the Fund. Because cash proceeds are Fund assets which are typically used to satisfy the collateral requirements for the short sale, the reinvestment of these cash proceeds may require the Funds to post as collateral other securities that it owns. If the Funds reinvest the cash proceeds, the Funds might be required to post an amount greater than their net assets (but less than their total assets) as collateral. For these or other reasons, the Funds might be required to liquidate long and short positions at times that may be disadvantageous to the Funds. Cash collateral posted by the Funds is recorded as an asset on the Statements of Assets and Liabilities. Securities segregated as collateral are denoted in the Schedules of Investments.
     Short sales involve other costs. The Funds must normally repay to the lender an amount equal to any dividend and financing cost that accrues while the loan is outstanding. Dividends on short positions are recorded on the Statements of Operations as dividend expense on securities sold short on ex-dividend date. In addition, to borrow the security, the Funds may be required to pay a premium. The Funds will also incur transaction costs in effecting short sales. These costs incurred by the Funds are recorded as interest expense on securities sold short in the Statements of Operations. The amount of any ultimate gain for the Funds resulting from a short sale will be decreased, and the amount of any ultimate loss will be increased, by the amount of premiums, dividends, interest or expenses the Funds may be required to pay in connection with short sale.
Swap Contracts — Swaps are marked to market daily using either pricing vendor quotations, counterparty prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upfront payments made and/or received by the Funds are recorded as an asset and/or liability and realized gains or losses are recognized ratably over the contract’s term/event, with the exception of forward starting interest rate swaps, whose realized gains or losses are recognized ratably from the effective start date. Periodic payments received or made on swap contracts are recorded as realized gains or losses. Gains or losses are realized upon termination of a swap contract and are recorded on the Statements of Operations
     The Funds may enter into swap transactions for hedging purposes or to seek to increase total return. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net payment to be received by the Funds and/or the termination value at the end of the contract. Therefore, GSAM considers the creditworthiness of each counterparty to a contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index. Entering into these agreements involves, to varying degrees, market risk, liquidity risk and elements of credit, legal and documentation risk in excess of amounts recognized in the Statements of Assets and Liabilities. The Funds may pay or receive cash as collateral on these contracts which is recorded as an asset and/or liability. The Funds must set aside liquid assets, or engage in other appropriate measures, to cover their obligations under these contracts.
     The Funds may invest in the following types of swaps:
     An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in specified prices, rates or indices for a specified amount of an underlying asset or notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.
     A credit default swap is an agreement that involves one party making a stream of payments to another party in exchange for the right to receive protection on a reference security or obligation. A Fund may use credit default swaps to provide a measure of protection against defaults of the reference security or obligation or to take a short position with respect to the likelihood of default. A Fund’s investment in

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March 31, 2011 (Unaudited)
NOTES TO THE SCHEDULE OF INVESTMENTS (continued)
credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.
     As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if the Fund sells protection through a credit default swap, the Fund could suffer a loss because the value of the referenced obligation may be less than the premium payments received. Upon the occurrence of a specified credit event, a Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, a Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty.
     The Funds’ credit default swaps are disclosed in the Additional Investment Information section of the Schedules of Investments. The maximum potential amount of future payments (undiscounted) that the Funds as sellers of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where the Funds bought credit protection.
     A total return swap is an agreement that gives a Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset declines in value over the term of the swap, a Fund may also be required to pay the dollar value of that decline to the counterparty.
Treasury Inflation-Protected Securities — The Funds may invest in treasury inflation-protected securities (“TIPS”), including structured bonds in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index for Urban Consumers. The adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost. Such adjustments may have a significant impact on the Funds’ distributions and may result in a return of capital to shareholders. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.
When-Issued Securities and Forward Commitments — The Funds may purchase when-issued securities, including TBA (“To be Announced”) securities that have been authorized, but not yet issued in the market. When-issued securities are purchased in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. A forward commitment involves the entering into a contract to purchase or sell securities, typically on an extended delivery basis, for a fixed price at a future date. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the

GOLDMAN SACHS SELECT SATELLITE FUNDS
Schedule of Investments (continued)
March 31, 2011 (Unaudited)
NOTES TO THE SCHEDULE OF INVESTMENTS (continued)
securities sold may increase before the settlement date. Although the Funds will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for their portfolios, the Funds may dispose of when-issued securities or forward commitments prior to settlement which may result in a realized gain or loss. When purchasing a security on a when-issued basis or entering into a forward commitment, a Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” their obligations under the contracts.
Concentration in ETFs — ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained. As a shareholder of another investment company, the Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund.
Foreign Custody Risk — A Fund that invests in foreign securities may hold such securities and foreign currency with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). In some countries, Foreign Custodians may be subject to little or no regulatory oversight or independent evaluation of their operations. Further, the laws of certain countries may place limitations on the Fund’s ability to recover its assets if a Foreign Custodian enters into bankruptcy. Investments in emerging markets may be subject to greater custody risks than investments in more developed markets. Custody services in emerging market countries are often undeveloped and may be less regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.
Funds’ Shareholder Concentration Risk — Certain funds, accounts, individuals or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Funds’ shares. Redemptions by these entities of their holdings in the Funds may impact the Funds’ liquidity and NAV. These redemptions may also force the Funds to sell securities.
Liquidity Risks — The Funds may make investments that may be illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.
Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Funds have unsettled or open transaction defaults.
     Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, be subject to government ownership controls, have delayed settlements and their prices may be more volatile than those of comparable securities in the U.S.

GOLDMAN SACHS SELECT SATELLITE FUNDS
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March 31, 2011 (Unaudited)
NOTES TO THE SCHEDULE OF INVESTMENTS (continued)
Portfolio Concentration Risk — The Real Estate Securities Fund and the International Real Estate Securities Fund invest primarily in securities of issuers (non-U.S. issuers in the case of International Real Estate Securities Fund) that are primarily engaged in or related to the real estate industry and each Fund has a policy of concentrating its investments in the real estate industry. Therefore, investments in the Funds are subject to certain risks associated with the real estate industry in general. Such risks include, but are not limited to, declines in property values, increases in property taxes, operating expenses, interest rates or competition, zoning changes, and losses from casualty and condemnation.

Item 2. Controls and Procedures.

(a)	The Registrant’s President/Principal Executive Officer and Principal Financial Officer concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) were effective as of a date within 90 days prior to the filing date of this report (the “Evaluation Date”), based on their evaluation of the effectiveness of the Registrant’s disclosure controls and procedures as of the Evaluation Date.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3. Exhibits.

(a)	Separate certifications for the President/Principal Executive Officer and the Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Goldman Sachs Trust

By (Signature and Title)*	/s/ JAMES A. McNAMARA, PRESIDENT/PRINCIPAL EXECUTIVE OFFICER

Date	May 27, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ JAMES A. McNAMARA, PRESIDENT/PRINCIPAL EXECUTIVE OFFICER

Date	May 27, 2011

By (Signature and Title)*	/s/ GEORGE F. TRAVERS, PRINCIPAL FINANCIAL OFFICER

Date	May 27, 2011

* Print the name and title of each signing officer under his or her signature.